UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-8797
                                   811-9049

Name of Fund: Merrill Lynch Global Balanced Fund of Mercury Funds, Inc.
              Merrill Lynch Master Global Balanced Portfolio of Mercury Master Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        Global Balanced Fund of Mercury Funds, Inc. and Merrill Lynch Master Global Balanced Portfolio of Mercury Master Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 11/30/04

Date of reporting period: 12/01/03 - 05/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        Global Balanced Fund

Semi-Annual Report
May 31, 2004

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Global Balanced Fund

Portfolio Information as of May 31, 2004

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Pfizer Inc. ............................................................    1.7%
Microsoft Corporation ..................................................    1.7
Exxon Mobil Corporation ................................................    1.5
Fannie Mae .............................................................    1.3
BP Amoco PLC ...........................................................    1.3
Tyco International Ltd. ................................................    1.3
Freddie Mac ............................................................    1.2
Praxair, Inc. ..........................................................    1.1
Intesa BCI SpA .........................................................    1.1
International Business Machines Corporation ............................    1.0
--------------------------------------------------------------------------------

                                                                      Percent of
Ten Largest Fixed Income Holdings                                     Net Assets
--------------------------------------------------------------------------------
Netherlands Government Bonds,
  3.75% due 7/15/2014 ..................................................    2.4%
Netherlands Government Bonds,
  4% due 7/15/2005 .....................................................    2.4
French OAT, 5.75% due 10/25/2032 .......................................    1.6
Bundesobligation, 3.25% due 4/17/2009 ..................................    1.4
Republic of Italy, .65% due 3/20/2009 ..................................    1.1
Swedish Government Bonds, 5% due 1/28/2009 .............................    1.1
Inter-American Development Bank,
  1.90% due 7/08/2009 ..................................................    1.0
French Treasury Notes, 3.50% due 1/12/2005 .............................    1.0
Federal National Mortgage Association,
  2.125% due 10/09/2007 ................................................    0.9
U.S. Treasury Notes, 4.625% due 5/15/2006 ..............................    0.8
--------------------------------------------------------------------------------

                                                                      Percent of
Asset Mix                                                             Net Assets
--------------------------------------------------------------------------------
Common Stocks .............................................                67.7%
Fixed Income Securities ...................................                21.8
Cash & Cash Equivalents ...................................                10.5
--------------------------------------------------------------------------------

                                                                      Percent of
Geographic Allocation                                                Net Assets+
--------------------------------------------------------------------------------
United States ...........................................                  38.9%
United Kingdom ..........................................                  11.1
Japan ...................................................                   9.1
Netherlands .............................................                   7.0
France ..................................................                   6.1
Switzerland .............................................                   3.5
Italy ...................................................                   3.3
Germany .................................................                   2.8
Sweden ..................................................                   2.2
Austria .................................................                   1.2
Spain ...................................................                   1.1
Canada ..................................................                   1.1
Finland .................................................                   1.1
Ireland .................................................                   1.0
--------------------------------------------------------------------------------
+     Total may not equal 100%.

Five Largest Industries*                                              Percent of
(Equity Investments)                                                  Net Assets
--------------------------------------------------------------------------------
Commercial Banks .......................................................    7.9%
Oil & Gas ..............................................................    5.7
Media ..................................................................    5.0
Pharmaceuticals ........................................................    4.9
Thrifts & Mortgage Finance .............................................    3.4
--------------------------------------------------------------------------------
* For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.


2          MERRILL LYNCH GLOBAL BALANCED FUND         MAY 31, 2004

A Letter From the President

Dear Shareholder

Equity markets posted positive results for the most recent reporting periods. The U.S. stock market, as measured by the Standard & Poor's 500 Index, had respective returns of +6.79% and +18.33% for the six-month and 12-month periods ended May 31, 2004. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index, which measures the performance of equity markets in 21 developed nations (excluding the United States and Canada), returned +10.32% and +32.66% for the six-month and 12-month periods, respectively. Emerging markets, as represented by the MSCI Emerging Markets Index, returned +5.75% and +40.10% for the same periods.

The positive market returns have been supported by improving economies in important areas around the globe. In particular, the U.S. economy has benefited from fiscal and monetary stimulus in the form of low interest rates and tax cuts. This has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. Since the United States represents 32% of global gross domestic product (GDP), the acceleration of its economy has provided encouragement to other areas of the world.

Elsewhere, China has recorded a remarkable rate of economic expansion. With real GDP growth of 9.1% in 2003, the country has helped fuel growth in the economies of its trading partners. Given efforts to preempt inflation, China's growth is expected to ease somewhat in 2004, but still expand at a rate of 7% - 8%. Japan, in the meantime, has begun to emerge from 13 years of sluggish growth. In Europe, the European Union welcomed 10 new member nations in May, and the enhanced integration may create further economic opportunities.

The events and efforts of the past year leave us with stronger global economies today. Of course, markets will always fluctuate, and there are many uncertainties -- including the possibility of geopolitical events -- that can translate into negative market movements. Keeping this in mind, however, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, your financial advisor can help you develop a strategy most suitable for your circumstances through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Terry K. Glenn

                                        Terry K. Glenn
                                        President and Director/Trustee


           MERRILL LYNCH GLOBAL BALANCED FUND         MAY 31, 2004             3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      Our overweight position in equities contributed to performance during the period, as company earnings continued to improve and equity markets reaped the rewards.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended May 31, 2004, Merrill Lynch Global Balanced Fund's Class A, Class B, Class C and Class I Shares had total returns of +4.40%, +4.04%, +3.92% and +4.59%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.)

For the six months ended May 31, 2004, the Morgan Stanley Capital International
(MSCI) World Index returned +7.79% and the Citigroup Currency-Hedged World Government Bond Index returned +1.29%. The Fund's composite index, which consists 60% of the MSCI World Index and 40% of the Citigroup Currency-Hedged World Government Bond Index, had a return of +5.18% for the six months ended May 31, 2004.

The Portfolio's asset allocation added value during the period, as we were overweight in equities and underweight in bonds. Equities provided higher returns than bonds as company earnings recovered strongly over the past six months. In particular, the Portfolio benefited from its futures exposure to Asian markets in the early part of the period. These markets were boosted by ongoing signs of economic strength in the region.

Within the equity portion of the Portfolio, performance lagged the benchmark primarily because of our investment view in what we believed to be an extreme market environment. Unusually high appetites for risk, together with plentiful liquidity, engendered speculative investor behavior leading to significant outperformance of lower-quality stocks. We did not chase this momentum because our analysis suggested that investors had overpaid for economic leverage/risk, pushing many equity prices to levels that could not be justified by our medium-term earnings expectations. In our view, these valuations also could not compensate investors for the specific risks attached. Some of the most extreme examples were in the technology sector and in areas of materials and industrials.

The prospect of rising interest rates, together with awareness that the pace of economic and earnings growth is likely to slow as we move through this year, has recently begun to lower investors' risk appetites. While the trend has been volatile, investors appear to have started to rotate toward higher-quality companies capable of delivering more sustainable earnings growth, where valuations are attractive. This has benefited recent performance and we believe the process has further to run. For that reason, we remain biased toward higher-quality shares, which we believe offer the best prospects for appreciation in the coming months.

The fixed income portion of the Portfolio slightly underperformed the Citigroup index over the six-month period. Within the fixed income portfolio, we maintained an allocation to bonds with an average duration below that of the index. With U.S. economic growth expected to remain strong, we maintained a strategic outlook for rising bond yields. However, weak U.S. employment data fueled an extended bond rally throughout December and the first quarter of 2004. Under these conditions, our positioning detracted from relative performance. Following significantly improved U.S. economic data in April, particularly a strong employment report, bonds sold off sharply for the remainder of the period, justifying our short-duration stance and contributing to relative performance.

Given the lagging performance of the Eurozone economy relative to that of the United States and the United Kingdom, we expected Eurozone bonds to outperform on a relative value basis. Therefore, we favored Eurozone bonds over U.S. Treasury issues and UK gilts for most of the period. On balance, this had a small positive impact on relative performance. We also felt that the global economic recovery would keep Japanese bond yields under upward pressure, but any sell-off would be limited by persistent domestic demand. Ultimately, timely positions in short-duration securities contributed to relative performance during the period.


4          MERRILL LYNCH GLOBAL BALANCED FUND         MAY 31, 2004

What changes were made to the Portfolio during the period?

We significantly reduced our exposure to equity markets toward a more neutral position as corporate earnings rose above their mid-cycle levels, equity valuations became less attractive and global interest rates started to rise. More recently, we sold our futures exposure to Asia as our global leading economic indicator decelerated and evidence of a slowdown in China emerged. We held the proceeds of these sales in cash based on our belief that bond yields were still below fair value.

Within equities, we made no major changes to our overall strategy. On the margin, we reduced exposure to mining shares by trimming Rio Tinto PLC and selling Billiton PLC. Given clear signals from the Chinese government that it intends to take stronger action to slow its economy, we expect to see commodity prices weaken from their recent high levels. In Japan, we reduced our underweight position in the financial sector by initiating positions in two Japanese regional banks, The Bank of Yokohama, Ltd. and The Hiroshima Bank, Ltd. We believe they stand to benefit from the recovery in loan demand and possess more attractive valuations than the large commercial city banks, which remain overvalued in our view. On a similar theme, we established positions in Japanese convenience store companies C&S Co., Ltd. and FamilyMart Co., Ltd. Both companies possess cutting-edge replenishment technologies which, together with a franchise structure, provides for highly productive stores. The company stocks had lagged the rally in more cyclical parts of the Japanese retail sector and, in our view, offer upside potential as consumer spending improves.

Within the fixed income portfolio, we made a strategic move in mid-January out of U.S. Treasuries and into Eurozone bonds. This reflected our view that Eurozone economic fundamentals remained relatively supportive of the bond market. We generally maintained this position for the remainder of the period. We also held brief underweight positions in Japanese bonds during periods of rising bond yields. These positions were increased to neutral as yields retraced.

How would you characterize the Portfolio's position at the close of the period?

We believe that the global economic cycle has moved from a recovery phase to expansion. In this phase of the cycle, we expect economic and earnings growth to slow to a more sustainable rate and interest rates to rise. We have positioned the portfolio accordingly.

Equities remain our preferred asset class, but we expect returns to be driven by earnings growth rather than rising valuations. As a result, we maintain only modest overweight positions, focused on higher-quality stocks. Bond yields have moved closer to fair value but we expect yields to trend higher over coming months as the Federal Reserve Board starts raising interest rates. Amid these conditions, we maintain a tactical position in cash, waiting for the most compelling opportunities to invest.

Richard Turnill
Vice President and Portfolio Manager

June 17, 2004


           MERRILL LYNCH GLOBAL BALANCED FUND         MAY 31, 2004             5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years.

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

o Class I Shares incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                            6-Month         12-Month     Since Inception
As of May 31, 2004                                        Total Return    Total Return    Total Return
========================================================================================================
ML Global Balanced Class A Shares*                           +4.40%          +10.50%         - 2.16%
--------------------------------------------------------------------------------------------------------
ML Global Balanced Class B Shares*                           +4.04           + 9.73          - 5.85
--------------------------------------------------------------------------------------------------------
ML Global Balanced Class C Shares*                           +3.92           + 9.60          - 5.90
--------------------------------------------------------------------------------------------------------
ML Global Balanced Class I Shares*                           +4.59           +10.79          - 0.82
--------------------------------------------------------------------------------------------------------
MSCI World Index**                                           +7.79           +23.60          - 9.33
--------------------------------------------------------------------------------------------------------
Citigroup Currency-Hedged World Government Bond Index***     +1.29           - 0.99          +29.43
--------------------------------------------------------------------------------------------------------
Composite Index****                                          +5.18           +13.25          + 6.15
--------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's inception date is 4/30/99.
** This unmanaged market-capitalization weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in 22 countries, including the United States. Since inception total return is from 4/30/99.
*** This unmanaged market-capitalization weighted Index tracks the performance of the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States. Since inception total return is from 4/30/99.
**** The Composite Index is comprised of 60% of Morgan Stanley Capital International World Index and 40% of Citigroup Currency-Hedged World Government Bond Index. Since inception total return is from 4/30/99.


6          MERRILL LYNCH GLOBAL BALANCED FUND         MAY 31, 2004

Performance Data (concluded)

Average Annual Total Return

                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 5/31/04                               +10.50%          +4.70%
--------------------------------------------------------------------------------
Five Years Ended 5/31/04                             + 0.34           -0.74
--------------------------------------------------------------------------------
Inception (4/30/99)
through 5/31/04                                      - 0.43           -1.48
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                        Return         Return
                                                     Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 5/31/04                                  +9.73%         +5.73%
--------------------------------------------------------------------------------
Five Years Ended 5/31/04                                -0.43          -0.81
--------------------------------------------------------------------------------
Inception (4/30/99)
through 5/31/04                                         -1.18          -1.36
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                        Return         Return
                                                     Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 5/31/04                                  +9.60%         +8.60%
--------------------------------------------------------------------------------
Five Years Ended 5/31/04                                -0.44          -0.44
--------------------------------------------------------------------------------
Inception (4/30/99)
through 5/31/04                                         -1.19          -1.19
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 5/31/04                               +10.79%          +4.98%
--------------------------------------------------------------------------------
Five Years Ended 5/31/04                             + 0.59           -0.49
--------------------------------------------------------------------------------
Inception (4/30/99)
through 5/31/04                                      - 0.16           -1.22
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


           MERRILL LYNCH GLOBAL BALANCED FUND         MAY 31, 2004             7

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities           Merrill Lynch Global Balanced Fund

As of May 31, 2004
=======================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------
                       Investment in Merrill Lynch Master Global Balanced Portfolio,
                        at value (identified cost--$108,599,765) ......................                   $ 123,150,939
                                                                                                          -------------
                       Total assets ...................................................                     123,150,939
                                                                                                          -------------
=======================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Distributor .................................................    $    89,819
                          Other affiliates ............................................         30,302
                          Administrative fees .........................................         18,967          139,088
                                                                                           -----------
                       Accrued expenses ...............................................                          20,089
                                                                                                          -------------
                       Total liabilities ..............................................                         159,177
                                                                                                          -------------
=======================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------
                       Net assets .....................................................                   $ 122,991,762
                                                                                                          =============
=======================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------
                       Class A Shares of Common Stock, $.0001 par value, 100,000,000
                        shares authorized .............................................                   $          66
                       Class B Shares of Common Stock, $.0001 par value, 100,000,000
                        shares authorized .............................................                             910
                       Class C Shares of Common Stock, $.0001 par value, 100,000,000
                        shares authorized .............................................                             364
                       Class I Shares of Common Stock, $.0001 par value, 100,000,000
                        shares authorized .............................................                              21
                       Paid-in capital in excess of par ...............................                     165,525,258
                       Undistributed investment income--net ...........................    $   300,721
                       Accumulated realized capital losses on investments and foreign
                        currency transactions allocated from the Portfolio--net .......    (57,386,752)
                       Unrealized appreciation on investments and foreign currency
                        transactions allocated from the Portfolio--net ................     14,551,174
                                                                                           -----------
                       Total accumulated losses--net ..................................                     (42,534,857)
                                                                                                          -------------
                       Net Assets .....................................................                   $ 122,991,762
                                                                                                          =============
=======================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $6,102,746 and 658,738 shares
                        outstanding ...................................................                   $        9.26
                                                                                                          =============
                       Class B--Based on net assets of $82,080,087 and 9,101,081 shares
                        outstanding ...................................................                   $        9.02
                                                                                                          =============
                       Class C--Based on net assets of $32,886,669 and 3,644,444 shares
                        outstanding ...................................................                   $        9.02
                                                                                                          =============
                       Class I--Based on net assets of $1,922,260 and 205,863 shares
                        outstanding ...................................................                   $        9.34
                                                                                                          =============

      See Notes to Financial Statements.


8          MERRILL LYNCH GLOBAL BALANCED FUND         MAY 31, 2004

Statement of Operations                       Merrill Lynch Global Balanced Fund

For the Six Months Ended May 31, 2004
=======================================================================================================================
Investment Income Allocated from the Portfolio--Net
-----------------------------------------------------------------------------------------------------------------------
                       Investment income allocated from the Portfolio:
                          Dividends (net of $81,653 foreign withholding tax) ..........                   $     991,291
                          Interest (including $31,956 from affiliates) ................                         506,649
                          Expenses ....................................................                        (579,059)
                                                                                                          -------------
                       Net investment income allocated from the Portfolio .............                         918,881
                                                                                                          -------------
=======================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------
                       Account maintenance and distribution fees--Class B .............    $   452,785
                       Account maintenance and distribution fees--Class C .............        177,137
                       Administration fees ............................................        135,151
                       Transfer agent fees--Class B ...................................         73,267
                       Registration fees ..............................................         52,167
                       Printing and shareholder reports ...............................         44,736
                       Transfer agent fees--Class C ...................................         29,454
                       Professional fees ..............................................         28,609
                       Account maintenance fees--Class A ..............................          8,839
                       Transfer agent fees--Class A ...................................          4,986
                       Transfer agent fees--Class I ...................................          1,481
                       Other ..........................................................         14,062
                                                                                           -----------
                       Total expenses .................................................                       1,022,674
                                                                                                          -------------
                       Investment loss--net ...........................................                        (103,793)
                                                                                                          -------------
=======================================================================================================================
Realized & Unrealized Gain (Loss) on Investments and Foreign Currency Transactions Allocated from the Portfolio--Net
-----------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) allocated from the Portfolio on:
                          Investments--net ............................................      6,364,103
                          Foreign currency transactions--net ..........................     (1,353,104)       5,010,999
                                                                                           -----------
                       Change in unrealized appreciation/depreciation on investments
                        and foreign currency transactions allocated from the Portfolio--net                     974,734
                                                                                                          -------------
                       Total realized and unrealized gain on investments and foreign
                        currency transactions allocated from the Portfolio--net .......                       5,985,733
                                                                                                          -------------
                       Net Increase in Net Assets Resulting from Operations ...........                   $   5,881,940
                                                                                                          =============

      See Notes to Financial Statements.


           MERRILL LYNCH GLOBAL BALANCED FUND         MAY 31, 2004             9

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets           Merrill Lynch Global Balanced Fund

                                                                                            For the Six      For the
                                                                                           Months Ended     Year Ended
                                                                                              May 31,      November 30,
Increase (Decrease) in Net Assets:                                                             2004            2003
=======================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------
                       Investment income (loss)--net ..................................    $  (103,793)   $     231,281
                       Realized gain on investments and foreign currency transactions
                        allocated from the Portfolio--net .............................      5,010,999          935,119
                       Change in unrealized appreciation/depreciation on investments and foreign currency transactions allocated from the
                        Portfolio--net ................................................        974,734       12,195,868
                                                                                           ----------------------------
                       Net increase in net assets resulting from operations ...........      5,881,940       13,362,268
                                                                                           ----------------------------
=======================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------
                       Net decrease in net assets derived from capital share transactions  (25,569,995)     (45,999,568)
                                                                                           ----------------------------
=======================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------
                       Total decrease in net assets ...................................    (19,688,055)     (32,637,300)
                       Beginning of period ............................................    142,679,817      175,317,117
                                                                                           ----------------------------
                       End of period* .................................................    $122,991,762   $ 142,679,817
                                                                                           ============================
                        * Undistributed investment income--net ........................    $   300,721    $     404,514
                                                                                           ============================

      See Notes to Financial Statements.


10         MERRILL LYNCH GLOBAL BALANCED FUND         MAY 31, 2004

Financial Highlights                          Merrill Lynch Global Balanced Fund

                                                                                             Class A
                                                               -------------------------------------------------------------------
The following per share data and ratios have been derived       For the Six                    For the Year Ended
from information provided in the financial statements.         Months Ended                      November 30,++
                                                                  May 31,     ----------------------------------------------------
Increase (Decrease) in Net Asset Value:                            2004         2003          2002            2001          2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period    $   8.87       $   8.05      $   8.62        $   9.99      $  10.78
                                                               -------------------------------------------------------------------
                       Investment income--net*** ..........         .02            .07           .02             .14           .13
                       Realized and unrealized gain (loss)
                        on investments and foreign currency
                        transactions allocated from the
                        Portfolio--net ....................         .37            .75          (.59)          (1.14)         (.73)
                                                               -------------------------------------------------------------------
                       Total from investment operations ...         .39            .82          (.57)          (1.00)         (.60)
                                                               -------------------------------------------------------------------
                       Less dividends from:
                          Investment income--net ..........          --             --            --            (.36)         (.12)
                          In excess of investment
                           income--net ....................          --             --            --            (.01)         (.07)
                                                               -------------------------------------------------------------------
                       Total dividends ....................          --             --            --            (.37)         (.19)
                                                               -------------------------------------------------------------------
                       Net asset value, end of period .....    $   9.26       $   8.87      $   8.05        $   8.62      $   9.99
                                                               ===================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .        4.40%@        10.19%        (6.61%)        (10.36%)       (5.75%)
                                                               ===================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses+ ..........................        1.66%*         1.48%         1.45%           1.30%         1.26%
                                                               ===================================================================
                       Investment income--net .............         .54%*          .86%         1.05%           1.49%         1.19%
                                                               ===================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period
                        (in thousands) ....................    $  6,103       $  8,501      $ 10,514        $ 17,510      $ 28,854
                                                               ===================================================================
                       Portfolio turnover of the Merrill
                        Lynch Master Global Balanced
                        Portfolio .........................       70.04%        158.02%       128.22%         116.69%       117.12%
                                                               ===================================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
***   Based on average shares outstanding.
+     Includes the Fund's share of the Portfolio's allocated expenses.
++    Effective April 14, 2003, Class D Shares were redesignated Class A Shares.
@     Aggregate total investment return.

      See Notes to Financial Statements.


           MERRILL LYNCH GLOBAL BALANCED FUND         MAY 31, 2004            11

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (continued)              Merrill Lynch Global Balanced Fund

                                                                                             Class B
                                                               -------------------------------------------------------------------
The following per share data and ratios have been derived       For the Six                    For the Year Ended
from information provided in the financial statements.         Months Ended                       November 30,
                                                                  May 31,     ----------------------------------------------------
Increase (Decrease) in Net Asset Value:                            2004         2003          2002            2001          2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period    $   8.67       $   7.92      $   8.56        $   9.91      $  10.73
                                                               -------------------------------------------------------------------
                       Investment income (loss)--net*** ...        (.01)           .01           .03             .07           .05
                       Realized and unrealized gain (loss)
                        on investments and foreign currency
                        transactions allocated from the
                        Portfolio--net ....................         .36            .74          (.67)          (1.13)         (.73)
                                                               -------------------------------------------------------------------
                       Total from investment operations ...         .35            .75          (.64)          (1.06)         (.68)
                                                               -------------------------------------------------------------------
                       Less dividends from:
                          Investment income--net ..........          --             --            --            (.28)         (.09)
                          In excess of investment
                           income--net ....................          --             --            --            (.01)         (.05)
                                                               -------------------------------------------------------------------
                       Total dividends ....................          --             --            --            (.29)         (.14)
                                                               -------------------------------------------------------------------
                       Net asset value, end of period .....    $   9.02       $   8.67      $   7.92        $   8.56      $   9.91
                                                               ===================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .        4.04%@         9.47%        (7.48%)        (10.99%)       (6.44%)
                                                               ===================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses+ ..........................        2.42%*         2.25%         2.22%           2.07%         2.02%
                                                               ===================================================================
                       Investment income (loss)--net ......        (.21%)*         .08%          .29%            .72%          .43%
                                                               ===================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period
                        (in thousands) ....................    $ 82,080       $ 94,984      $115,151        $171,223      $236,313
                                                               ===================================================================
                       Portfolio turnover of the Merrill
                        Lynch Master Global Balanced
                        Portfolio .........................       70.04%        158.02%       128.22%         116.69%       117.12%
                                                               ===================================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
***   Based on average shares outstanding.
+     Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.

      See Notes to Financial Statements.


12         MERRILL LYNCH GLOBAL BALANCED FUND         MAY 31, 2004

Financial Highlights (continued)              Merrill Lynch Global Balanced Fund

                                                                                             Class C
                                                               -------------------------------------------------------------------
The following per share data and ratios have been derived       For the Six                    For the Year Ended
from information provided in the financial statements.         Months Ended                       November 30,
                                                                  May 31,     ----------------------------------------------------
Increase (Decrease) in Net Asset Value:                            2004         2003          2002            2001          2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period    $   8.68       $   7.93      $   8.56        $   9.90      $  10.73
                                                               -------------------------------------------------------------------
                       Investment income (loss)--net*** ...        (.01)           .01           .03             .07           .05
                       Realized and unrealized gain (loss)
                        on investments and foreign currency
                        transactions allocated from the
                        Portfolio--net ....................         .35            .74          (.66)          (1.12)         (.74)
                                                               -------------------------------------------------------------------
                       Total from investment operations ...         .34            .75          (.63)          (1.05)         (.69)
                                                               -------------------------------------------------------------------
                       Less dividends from:
                          Investment income--net ..........          --             --            --            (.28)         (.09)
                          In excess of investment
                           income--net ....................          --             --            --            (.01)         (.05)
                                                               -------------------------------------------------------------------
                       Total dividends ....................          --             --            --            (.29)         (.14)
                                                               -------------------------------------------------------------------
                       Net asset value, end of period .....    $   9.02       $   8.68      $   7.93        $   8.56      $   9.90
                                                               ===================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .        3.92%@         9.46%        (7.36%)        (10.97%)       (6.52%)
                                                               ===================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses+ ..........................        2.42%*         2.26%         2.22%           2.07%         2.02%
                                                               ===================================================================
                       Investment income (loss)--net ......        (.21%)*         .08%          .28%            .72%          .43%
                                                               ===================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period
                        (in thousands) ....................    $ 32,887       $ 36,804      $ 46,302        $ 73,805      $116,277
                                                               ===================================================================
                       Portfolio turnover of the Merrill
                        Lynch Master Global Balanced
                        Portfolio .........................       70.04%        158.02%       128.22%         116.69%       117.12%
                                                               ===================================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
***   Based on average shares outstanding.
+     Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.

      See Notes to Financial Statements.


           MERRILL LYNCH GLOBAL BALANCED FUND         MAY 31, 2004            13

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)              Merrill Lynch Global Balanced Fund

                                                                                             Class I
                                                               -------------------------------------------------------------------
The following per share data and ratios have been derived       For the Six                    For the Year Ended
from information provided in the financial statements.         Months Ended                      November 30,++
                                                                  May 31,     ----------------------------------------------------
Increase (Decrease) in Net Asset Value:                            2004         2003          2002            2001          2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period    $   8.93       $   8.08      $   8.64        $  10.01      $  10.80
                                                               -------------------------------------------------------------------
                       Investment income--net*** ..........         .04            .09           .11             .16           .16
                       Realized and unrealized gain (loss)
                        on investments and foreign currency
                        transactions allocated from the
                        Portfolio--net ....................         .37            .76          (.67)          (1.12)         (.75)
                                                               -------------------------------------------------------------------
                       Total from investment operations ...         .41            .85          (.56)           (.96)         (.59)
                                                               -------------------------------------------------------------------
                       Less dividends from:
                          Investment income--net ..........          --             --            --            (.40)         (.12)
                          In excess of investment
                           income--net ....................          --             --            --            (.01)         (.08)
                                                               -------------------------------------------------------------------
                       Total dividends ....................          --             --            --            (.41)         (.20)
                                                               -------------------------------------------------------------------
                       Net asset value, end of period .....    $   9.34       $   8.93      $   8.08        $   8.64      $  10.01
                                                               ===================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .        4.59%@        10.52%        (6.48%)        (10.01%)       (5.60%)
                                                               ===================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses+ ..........................        1.41%*         1.23%         1.20%           1.05%         1.01%
                                                               ===================================================================
                       Investment income--net .............         .79%*         1.10%         1.30%           1.74%         1.44%
                                                               ===================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period
                        (in thousands) ....................    $  1,922       $  2,391      $  3,350        $  5,549      $  9,312
                                                               ===================================================================
                       Portfolio turnover of the Merrill
                        Lynch Master Global Balanced
                        Portfolio .........................       70.04%        158.02%       128.22%         116.69%       117.12%
                                                               ===================================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
***   Based on average shares outstanding.
+     Includes the Fund's share of the Portfolio's allocated expenses.
++    Effective April 14, 2003, Class A Shares were redesignated Class I Shares.
@     Aggregate total investment return.

      See Notes to Financial Statements.


14         MERRILL LYNCH GLOBAL BALANCED FUND         MAY 31, 2004

Notes to Financial Statements                 Merrill Lynch Global Balanced Fund

1. Significant Accounting Policies:

Merrill Lynch Global Balanced Fund (the "Fund") is part of Mercury Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Merrill Lynch Master Global Balanced Portfolio (the "Portfolio") (formerly Mercury Master Global Balanced Portfolio) of Mercury Master Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The percentage of the Portfolio owned by the Fund at May 31, 2004 was 100%. The Fund offers multiple classes of shares. Class A and Class I Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distribution expenditures). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Portfolio are accounted for on a trade date basis.

2. Transactions with Affiliates:

The Corporation has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..20% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Corporation has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1


           MERRILL LYNCH GLOBAL BALANCED FUND         MAY 31, 2004            15

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (continued)     Merrill Lynch Global Balanced Fund

under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                    Account         Distribution
                                                Maintenance Fee         Fee
--------------------------------------------------------------------------------
Class A ................................             .25%                --
Class B ................................             .25%               .75%
Class C ................................             .25%               .75%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended May 31, 2004, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                          FAMD            MLPF&S
--------------------------------------------------------------------------------
Class A ..................................                $ 2                $37
Class I ..................................                 --                $ 6
--------------------------------------------------------------------------------

For the six months ended May 31, 2004, MLPF&S received contingent deferred sales charges of $227,366 and $101 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Corporation are officers and/or directors or trustees of the Trust, FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions were $25,569,995 and $45,999,568 for the six months ended May 31, 2004 and for the year ended November 30, 2003, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six                                             Dollar
Months Ended May 31, 2004                           Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................              5,888        $     54,389
Automatic conversion of shares .........              4,857              45,746
                                                 ------------------------------
Total issued ...........................             10,745             100,135
Shares redeemed ........................           (310,116)         (2,869,762)
                                                 ------------------------------
Net decrease ...........................           (299,371)       $ (2,769,627)
                                                 ==============================

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended November 30, 2003                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            102,556        $    838,553
Automatic conversion of shares .........              1,839              14,807
                                                 ------------------------------
Total issued ...........................            104,395             853,360
Shares redeemed ........................           (453,144)         (3,747,183)
                                                 ------------------------------
Net decrease ...........................           (348,749)       $ (2,893,823)
                                                 ==============================

--------------------------------------------------------------------------------
Class B Shares for the Six                                             Dollar
Months Ended May 31, 2004                           Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................             29,899        $    270,620
Shares redeemed ........................         (1,878,807)        (17,030,658)
Automatic conversion of shares .........             (4,978)            (45,746)
                                                 ------------------------------
Net decrease ...........................         (1,853,886)       $(16,805,784)
                                                 ==============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended November 30, 2003                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            176,301        $  1,417,265
Shares redeemed ........................         (3,753,727)        (30,384,796)
Automatic conversion of shares .........             (1,870)            (14,807)
                                                 ------------------------------
Net decrease ...........................         (3,579,296)       $(28,982,338)
                                                 ==============================

--------------------------------------------------------------------------------
Class C Shares for the Six                                             Dollar
Months Ended May 31, 2004                           Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................             29,756        $    271,072
Shares redeemed ........................           (627,649)         (5,690,598)
                                                 ------------------------------
Net decrease ...........................           (597,893)       $ (5,419,526)
                                                 ==============================


16         MERRILL LYNCH GLOBAL BALANCED FUND         MAY 31, 2004

Notes to Financial Statements (concluded)     Merrill Lynch Global Balanced Fund

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended November 30, 2003                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................             72,275        $    587,508
Shares redeemed ........................         (1,670,439)        (13,516,159)
                                                 ------------------------------
Net decrease ...........................         (1,598,164)       $(12,928,651)
                                                 ==============================

--------------------------------------------------------------------------------
Class I Shares for the Six                                             Dollar
Months Ended May 31, 2004                           Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................              4,466        $     41,826
Shares redeemed ........................            (66,303)           (616,884)
                                                 ------------------------------
Net decrease ...........................            (61,837)       $   (575,058)
                                                 ==============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended November 30, 2003                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................             88,269        $    722,246
Shares redeemed ........................           (235,292)         (1,917,002)
                                                 ------------------------------
Net decrease ...........................           (147,023)       $ (1,194,756)
                                                 ==============================

4. Capital Loss Carryforward:

On November 30, 2003, the Fund had a net capital loss carryforward of $59,855,568, of which $1,903,631 expires in 2007, $34,109,101 expires in 2009,
$21,947,452 expires in 2010 and $1,895,384 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

5. Plan of Reorganization:

On November 11, 2003, the Fund's Board of Directors unanimously approved a plan of reorganization, subject to certain conditions, whereby (i) the Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Portfolio in exchange for all of the Fund's beneficial interests in the Portfolio and (ii) Merrill Lynch Global Allocation Fund, Inc. ("Global Allocation") will acquire substantially all of the assets and assume substantially all of the liabilities of the Fund, in exchange for newly issued shares of common stock of Global Allocation.


           MERRILL LYNCH GLOBAL BALANCED FUND         MAY 31, 2004            17

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments           Merrill Lynch Master Global Balanced Portfolio

                                                                                                              Value       Percent of
Europe              Industry@                          Shares Held     Common Stocks                    (in U.S. dollars) Net Assets
====================================================================================================================================
Finland             Machinery                                6,560     Kone Corporation 'B'               $    378,107       0.3%
                    ----------------------------------------------------------------------------------------------------------------
                    Paper & Forest                          36,000     Stora Enso Oyj 'R'                      467,310       0.4
                    Products                                25,400     UPM-Kymmene Oyj                         455,953       0.4
                                                                                                          --------------------------
                                                                                                               923,263       0.8
                    ----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks in Finland        1,301,370       1.1
====================================================================================================================================
France              Chemicals                                3,000     Air Liquide                             526,072       0.4
                    ----------------------------------------------------------------------------------------------------------------
                    Commercial Banks                        14,827     BNP Paribas SA                          905,300       0.7
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified                             18,300     France Telecom SA                       440,013       0.4
                    Telecommunication Services
                    ----------------------------------------------------------------------------------------------------------------
                    Insurance                               25,200     Axa                                     516,986       0.4
                    ----------------------------------------------------------------------------------------------------------------
                    Oil & Gas                                4,300     TotalFinaElf SA                         807,070       0.7
                    ----------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals                          4,500     Aventis SA                              356,912       0.3
                                                             8,100     Sanofi-Synthelabo SA                    535,120       0.4
                                                                                                          --------------------------
                                                                                                               892,032       0.7
                    ----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks in France         4,087,473       3.3
====================================================================================================================================
Germany             Commercial Banks                        14,600    +Bayerische Hypo- und Vereinsbank AG     246,751       0.2
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified Financial                    5,500     Deutsche Boerse AG                      293,168       0.2
                    Services
                    ----------------------------------------------------------------------------------------------------------------
                    Electric Utilities                       6,100     E.On AG                                 422,732       0.4
                    ----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks in Germany          962,651       0.8
====================================================================================================================================
Ireland             Commercial Banks                        49,500     Allied Irish Banks PLC                  710,252       0.6
                                                            39,500     Bank of Ireland                         476,566       0.4
                    ----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks in Ireland        1,186,818       1.0
====================================================================================================================================
Italy               Commercial Banks                        35,700     Banca Intesa SpA                         97,653       0.1
                                                           363,492     Intesa BCI SpA                        1,305,002       1.1
                                                           118,600     Unicredito Italiano SpA                 554,693       0.4
                                                                                                          --------------------------
                                                                                                             1,957,348       1.6
                    ----------------------------------------------------------------------------------------------------------------
                    Oil & Gas                               37,200     ENI SpA                                 758,173       0.6
                    ----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks in Italy          2,715,521       2.2
====================================================================================================================================
Netherlands         Air Freight & Logistics                 30,200     TNT Post Group NV                       679,306       0.6
                    ----------------------------------------------------------------------------------------------------------------
                    Commercial Banks                        13,814     ABN AMRO BANK                           294,364       0.2
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified Financial                   15,100     Euronext NV                             431,481       0.3
                    Services                                15,100     ING Groep NV                            340,760       0.3
                                                                                                          --------------------------
                                                                                                               772,241       0.6
                    ----------------------------------------------------------------------------------------------------------------
                    Oil & Gas                               10,100     Royal Dutch Petroleum Company           505,678       0.4
                    ----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks in the
                                                                       Netherlands                           2,251,589       1.8
====================================================================================================================================
Spain               Diversified                             41,400     Telefonica SA                           600,601       0.5
                    Telecommunication Services
                    ----------------------------------------------------------------------------------------------------------------
                    Tobacco                                 13,900     Altadis, SA                             425,368       0.3
                    ----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks in Spain          1,025,969       0.8
====================================================================================================================================
Sweden              Building Products                       26,200     Assa Abloy AB 'B'                       303,987       0.2
                    ----------------------------------------------------------------------------------------------------------------
                    Machinery                               13,800     SKF AB 'B'                              503,484       0.4
                    ----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks in Sweden           807,471       0.6
                    ================================================================================================================


18         MERRILL LYNCH GLOBAL BALANCED FUND         MAY 31, 2004

                                  Merrill Lynch Master Global Balanced Portfolio

Europe                                                                                                        Value       Percent of
(concluded)         Industry@                          Shares Held     Common Stocks                    (in U.S. dollars) Net Assets
====================================================================================================================================
Switzerland         Capital Markets                         17,900     Credit Suisse Group                $    614,314       0.5%
                    ----------------------------------------------------------------------------------------------------------------
                    Construction Materials                  16,314     Holderbank Finan Glaris Ltd.
                                                                       (Registered Shares)                     849,254       0.7
                    ----------------------------------------------------------------------------------------------------------------
                    Food Products                            3,130     Nestle SA (Registered Shares)           813,441       0.7
                    ----------------------------------------------------------------------------------------------------------------
                    Insurance                               10,900     Swiss Re (Registered Shares)            676,036       0.6
                    ----------------------------------------------------------------------------------------------------------------
                    Machinery                                1,358     Schindler Holding AG                    387,567       0.3
                    ----------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals                         20,300     Novartis AG (Registered Shares)         909,487       0.7
                    ----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks in
                                                                       Switzerland                           4,250,099       3.5
====================================================================================================================================
United Kingdom      Beverages                               55,200     Diageo PLC                              732,734       0.6
                    ----------------------------------------------------------------------------------------------------------------
                    Commercial Banks                       123,000     Barclays PLC                          1,072,320       0.9
                                                            27,400     Royal Bank of Scotland Group PLC        827,395       0.7
                                                                                                          --------------------------
                                                                                                             1,899,715       1.6
                    ----------------------------------------------------------------------------------------------------------------
                    Commercial                              61,500     Bunzl PLC                               517,555       0.4
                    Services & Supplies
                    ----------------------------------------------------------------------------------------------------------------
                    Food & Staples Retailing               100,200     Tesco PLC                               457,442       0.4
                    ----------------------------------------------------------------------------------------------------------------
                    Household Durables                      12,600     Barratt Developments PLC                132,371       0.1
                                                            15,400     The Berkeley Group PLC                  260,328       0.2
                                                                                                          --------------------------
                                                                                                               392,699       0.3
                    ----------------------------------------------------------------------------------------------------------------
                    Household Products                      19,100     Reckitt Benckiser PLC                   517,579       0.4
                    ----------------------------------------------------------------------------------------------------------------
                    Industrial Conglomerates                56,100     Smiths Group PLC                        717,424       0.6
                    ----------------------------------------------------------------------------------------------------------------
                    Media                                   36,850     British Sky Broadcasting Group
                                                                       PLC ("BSkyB")                           414,497       0.3
                                                            25,024     Johnston Press PLC                      250,850       0.2
                                                           107,100     Reed Elsevier NV                      1,032,866       0.9
                                                                                                          --------------------------
                                                                                                             1,698,213       1.4
                    ----------------------------------------------------------------------------------------------------------------
                    Metals & Mining                          6,700     Rio Tinto PLC (Registered Shares)       161,413       0.1
                    ----------------------------------------------------------------------------------------------------------------
                    Multi-Utilities &                      105,000     National Grid Group PLC                 832,134       0.7
                    Unregulated Power
                    ----------------------------------------------------------------------------------------------------------------
                    Oil & Gas                               86,300     BG Group PLC                            525,313       0.4
                                                           180,400     BP Amoco PLC                          1,580,179       1.3
                                                                                                          --------------------------
                                                                                                             2,105,492       1.7
                    ----------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals                         17,300     AstraZeneca Group PLC                   805,972       0.7
                    ----------------------------------------------------------------------------------------------------------------
                    Tobacco                                 22,900     Imperial Tobacco Group PLC              509,710       0.4
                    ----------------------------------------------------------------------------------------------------------------
                    Transportation Infrastructure           53,300     BAA PLC                                 531,612       0.4
                    ----------------------------------------------------------------------------------------------------------------
                    Wireless                               323,700     Vodafone Group PLC                      761,148       0.6
                    Telecommunication Services
                    ----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks in the
                                                                       United Kingdom                       12,640,842      10.3
                    ================================================================================================================
                                                                       Total Common Stocks in Europe        31,229,803      25.4
                    ================================================================================================================

North America
====================================================================================================================================
Canada              Food & Staples Retailing                28,700    +Shoppers Drug Mart Corporation          675,752       0.6
                    ----------------------------------------------------------------------------------------------------------------
                    Oil & Gas                               10,900     Suncor Energy, Inc.                     256,405       0.2
                                                            21,100     Talisman Energy Inc.                    415,630       0.3
                                                                                                          --------------------------
                                                                                                               672,035       0.5
                    ----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks in Canada         1,347,787       1.1
                    ================================================================================================================


           MERRILL LYNCH GLOBAL BALANCED FUND         MAY 31, 2004            19

[LOGO] Merrill Lynch Investment Managers

                                  Merrill Lynch Master Global Balanced Portfolio

North
America                                                                                                       Value       Percent of
(continued)         Industry@                          Shares Held     Common Stocks                    (in U.S. dollars) Net Assets
====================================================================================================================================
United States       Aerospace & Defense                      3,400     The Boeing Company                 $    155,720       0.1%
                                                            11,100     United Technologies Corporation         939,171       0.8
                                                                                                          --------------------------
                                                                                                             1,094,891       0.9
                    ----------------------------------------------------------------------------------------------------------------
                    Beverages                                5,200     The Coca-Cola Company                   267,020       0.2
                                                            18,900     PepsiCo, Inc.                         1,008,693       0.8
                                                                                                          --------------------------
                                                                                                             1,275,713       1.0
                    ----------------------------------------------------------------------------------------------------------------
                    Biotechnology                            6,200    +Amgen Inc.                              339,140       0.3
                    ----------------------------------------------------------------------------------------------------------------
                    Capital Markets                          8,500     The Bank of New York
                                                                       Company, Inc.                           255,595       0.2
                                                             6,100     The Goldman Sachs Group, Inc.           572,851       0.5
                                                            14,200     Morgan Stanley                          759,842       0.6
                                                                                                          --------------------------
                                                                                                             1,588,288       1.3
                    ----------------------------------------------------------------------------------------------------------------
                    Chemicals                               37,700     Praxair, Inc.                         1,394,523       1.1
                    ----------------------------------------------------------------------------------------------------------------
                    Commercial Banks                        21,700     National City Corporation               770,133       0.6
                                                            31,700     U.S. Bancorp                            890,770       0.7
                                                            19,300     Wachovia Corporation                    911,153       0.7
                                                             5,400     Wells Fargo & Company                   317,520       0.3
                                                                                                          --------------------------
                                                                                                             2,889,576       2.3
                    ----------------------------------------------------------------------------------------------------------------
                    Commercial                               8,200    +ChoicePoint Inc.                        354,650       0.3
                    Services & Supplies
                    ----------------------------------------------------------------------------------------------------------------
                    Communications Equipment                13,300    +Cisco Systems, Inc.                     294,595       0.2
                    ----------------------------------------------------------------------------------------------------------------
                    Computers & Peripherals                 26,100    +Dell Inc.                               918,198       0.7
                                                            13,900     International Business Machines
                                                                       Corporation                           1,231,401       1.0
                                                             2,700    +Lexmark International Group,
                                                                       Inc. (Class A)                          254,664       0.2
                                                                                                          --------------------------
                                                                                                             2,404,263       1.9
                    ----------------------------------------------------------------------------------------------------------------
                    Consumer Finance                        33,400     MBNA Corporation                        848,360       0.7
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified Financial                   25,500     Citigroup Inc.                        1,183,965       0.9
                    Services                                 9,800     The Principal Financial Group, Inc.     342,510       0.3
                                                                                                          --------------------------
                                                                                                             1,526,475       1.2
                    ----------------------------------------------------------------------------------------------------------------
                    Food & Staples Retailing                 7,900     Wal-Mart Stores, Inc.                   440,267       0.4
                    ----------------------------------------------------------------------------------------------------------------
                    Health Care                              5,200     Medtronic, Inc.                         249,080       0.2
                    Equipment & Supplies
                    ----------------------------------------------------------------------------------------------------------------
                    Health Care                             13,100    +Medco Health Solutions, Inc.            458,893       0.4
                    Providers & Services                     2,200    +WellPoint Health Networks Inc.          245,388       0.2
                                                                                                          --------------------------
                                                                                                               704,281       0.6
                    ----------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants &                   11,200    +Brinker International, Inc.             413,952       0.3
                    Leisure                                 22,300     International Game Technology           876,390       0.7
                                                             8,803     Outback Steakhouse, Inc.                373,687       0.3
                                                                                                          --------------------------
                                                                                                             1,664,029       1.3
                    ----------------------------------------------------------------------------------------------------------------
                    Household Durables                      14,200     D.R. Horton, Inc.                       410,380       0.3
                                                             6,000     Pulte Corporation                       316,500       0.3
                                                                                                          --------------------------
                                                                                                               726,880       0.6
                    ----------------------------------------------------------------------------------------------------------------
                    Household Products                       5,900     The Procter & Gamble Company            636,138       0.5
                    ----------------------------------------------------------------------------------------------------------------
                    Industrial                              12,600     General Electric Company                392,112       0.3
                    Conglomerates                           51,100     Tyco International Ltd.               1,573,369       1.3
                                                                                                          --------------------------
                                                                                                             1,965,481       1.6
                    ----------------------------------------------------------------------------------------------------------------
                    Information Technology Services          8,300     First Data Corporation                  359,307       0.3
                    ----------------------------------------------------------------------------------------------------------------
                    Insurance                                6,000     Ambac Financial Group, Inc.             414,900       0.3
                                                             7,000     American International Group,
                                                                       Inc.                                    513,100       0.4
                                                             7,000     Assurant, Inc.                          175,700       0.2
                                                                                                          --------------------------
                                                                                                             1,103,700       0.9


20         MERRILL LYNCH GLOBAL BALANCED FUND         MAY 31, 2004

                                  Merrill Lynch Master Global Balanced Portfolio

North America                                                                                                 Value       Percent of
(concluded)         Industry@                          Shares Held     Common Stocks                    (in U.S. dollars) Net Assets
====================================================================================================================================
United States       Machinery                                7,700     ITT Industries, Inc.               $    620,235       0.5%
(concluded)         ----------------------------------------------------------------------------------------------------------------
                    Media                                   11,200     Clear Channel Communications,
                                                                       Inc.                                    444,640       0.4
                                                            10,200     Gannett Co., Inc.                       895,560       0.7
                                                            10,900     The McGraw-Hill Companies, Inc.         849,328       0.7
                                                             9,670     Omnicom Group Inc.                      772,343       0.6
                                                            26,600    +Time Warner Inc.                        453,264       0.4
                                                            26,100     Viacom, Inc. (Class B)                  962,829       0.8
                                                                                                          --------------------------
                                                                                                             4,377,964       3.6
                    ----------------------------------------------------------------------------------------------------------------
                    Oil & Gas                                5,900     Devon Energy Corporation                350,224       0.3
                                                            42,600     Exxon Mobil Corporation               1,842,450       1.5
                                                                                                          --------------------------
                                                                                                             2,192,674       1.8
                    ----------------------------------------------------------------------------------------------------------------
                    Personal Products                       20,800     The Estee Lauder Companies Inc.
                                                                       (Class A)                               952,432       0.8
                    ----------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals                         14,170     Abbott Laboratories                     583,946       0.5
                                                            60,100     Pfizer, Inc.                          2,123,934       1.7
                                                            13,000     Wyeth                                   468,000       0.4
                                                                                                          --------------------------
                                                                                                             3,175,880       2.6
                    ----------------------------------------------------------------------------------------------------------------
                    Semiconductors &                        22,800     Intel Corporation                       650,940       0.5
                    Semiconductor Equipment
                    ----------------------------------------------------------------------------------------------------------------
                    Software                                27,150    +Amdocs Limited                          670,062       0.5
                                                            77,700     Microsoft Corporation                 2,047,395       1.7
                                                            41,300    +Oracle Corporation                      467,516       0.4
                                                                                                          --------------------------
                                                                                                             3,184,973       2.6
                    ----------------------------------------------------------------------------------------------------------------
                    Specialty Retail                        13,000     Lowe's Companies, Inc.                  696,410       0.6
                    ----------------------------------------------------------------------------------------------------------------
                    Thrifts & Mortgage                      16,950     Countrywide Credit Industries,
                    Finance                                            Inc.                                  1,093,275       0.9
                                                            24,500     Fannie Mae                            1,658,650       1.3
                                                            24,160     Freddie Mac                           1,410,702       1.2
                                                                                                          --------------------------
                                                                                                             4,162,627       3.4
                    ----------------------------------------------------------------------------------------------------------------
                    Tobacco                                 10,200     Altria Group, Inc.                      489,294       0.4
                    ----------------------------------------------------------------------------------------------------------------
                    Trading Companies &                      7,000     W. W. Grainger, Inc.                    381,150       0.3
                    Distributors
                    ----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks in the
                                                                       United States                        42,744,216      34.7
                    ================================================================================================================
                                                                       Total Common Stocks in North
                                                                       America                              44,092,003      35.8
                    ================================================================================================================

Pacific Basin/Asia
====================================================================================================================================
Japan               Automobiles                              4,100     Honda Motor Co., Ltd.                   176,575       0.2
                                                            41,300     Nissan Motor Co., Ltd.                  416,643       0.3
                                                            23,500     Toyota Motor Corporation                850,486       0.7
                                                                                                          --------------------------
                                                                                                             1,443,704       1.2
                    ----------------------------------------------------------------------------------------------------------------
                    Capital Markets                         27,000     Daiwa Securities Group Inc.             188,591       0.2
                    ----------------------------------------------------------------------------------------------------------------
                    Chemicals                                6,500     Shin-Etsu Chemical Co., Ltd.            227,596       0.2
                    ----------------------------------------------------------------------------------------------------------------
                    Commercial Banks                        45,000     The Bank of Yokohama, Ltd.              256,503       0.2
                                                            38,000     The Hiroshima Bank, Ltd.                169,844       0.1
                                                                27     Sumitomo Mitsui Financial
                                                                       Group, Inc.                             193,477       0.2
                                                                                                          --------------------------
                                                                                                               619,824       0.5
                    ----------------------------------------------------------------------------------------------------------------
                    Construction & Engineering              39,000     Obayashi Corporation                    186,311       0.1
                    ----------------------------------------------------------------------------------------------------------------
                    Consumer Finance                         2,100     Orix Corporation                        212,993       0.2
                    ----------------------------------------------------------------------------------------------------------------
                    Food & Staples Retailing                 4,000     C&S Co., Ltd.                            91,020       0.1
                                                             4,400     FamilyMart Co., Ltd.                    128,984       0.1
                                                                                                          --------------------------
                                                                                                               220,004       0.2
                    ----------------------------------------------------------------------------------------------------------------


           MERRILL LYNCH GLOBAL BALANCED FUND         MAY 31, 2004            21

[LOGO] Merrill Lynch Investment Managers

                                  Merrill Lynch Master Global Balanced Portfolio

Pacific Basin/Asia                                                                                            Value       Percent of
(concluded)         Industry@                          Shares Held     Common Stocks                    (in U.S. dollars) Net Assets
====================================================================================================================================
Japan               Food Products                           15,000     Ajinomoto Co., Inc.                $    172,359       0.1%
(concluded)         ----------------------------------------------------------------------------------------------------------------
                    Gas Utilities                           57,000     Tokyo Gas Co.                           200,615       0.2
                    ----------------------------------------------------------------------------------------------------------------
                    Health Care                             13,000     Olympus Optical Co., Ltd.               234,065       0.2
                    Equipment & Supplies
                    ----------------------------------------------------------------------------------------------------------------
                    Household Durables                       1,400     Funai Electric Co., Ltd.                191,649       0.2
                                                            11,000     Matsushita Electric Industrial
                                                                       Company, Ltd.                           151,875       0.1
                                                                                                          --------------------------
                                                                                                               343,524       0.3
                    ----------------------------------------------------------------------------------------------------------------
                    Household Products                       4,600     Uni-Charm Corporation                   223,081       0.2
                    ----------------------------------------------------------------------------------------------------------------
                    Insurance                                   32     Millea Holdings, Inc.                   414,024       0.3
                    ----------------------------------------------------------------------------------------------------------------
                    Leisure Equipment & Products             6,900     BANDAI Co., Ltd.                        171,368       0.1
                    ----------------------------------------------------------------------------------------------------------------
                    Office Electronics                      13,000     Canon, Inc.                             641,031       0.5
                                                            41,000     Ricoh Co., Ltd.                         795,702       0.6
                                                                                                          --------------------------
                                                                                                             1,436,733       1.1
                    ----------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals                          7,000     Takeda Chemical Industries, Ltd.        290,703       0.2
                    ----------------------------------------------------------------------------------------------------------------
                    Road & Rail                                 77     East Japan Railway Company              397,801       0.3
                    ----------------------------------------------------------------------------------------------------------------
                    Textiles, Apparel &                      7,000     Onward Kashiyama Co., Ltd.              112,988       0.1
                    Luxury Goods
                    ----------------------------------------------------------------------------------------------------------------
                    Trading Companies &                     22,000     Mitsubishi Corporation                  217,164       0.2
                    Distributors                            29,000     Mitsui & Co., Ltd.                      220,927       0.2
                                                                                                          --------------------------
                                                                                                               438,091       0.4
                    ----------------------------------------------------------------------------------------------------------------
                    Wireless                                   270     NTT DoCoMo, Inc.                        508,120       0.4
                    Telecommunication Services
                    ----------------------------------------------------------------------------------------------------------------
                                                                       Total Common Stocks in the
                                                                       Pacific Basin/Asia                    8,042,495       6.5
                    ================================================================================================================
                                                                       Total Investments in Common
                                                                       Stocks (Cost--$69,973,369)           83,364,301      67.7
                    ================================================================================================================

                                                              Face
Europe                                                      Amount     Fixed Income Securities
====================================================================================================================================
Austria             Foreign Government Obligations  euro   605,000     Republic of Austria, 4.65%
                                                                       due 1/15/2018                           740,493       0.6
                    ----------------------------------------------------------------------------------------------------------------
                    Thrifts & Mortgage Finance      (Y) 73,000,000     Pfandbriefstelle der
                                                                       Oesterreichischen
                                                                       Landes-Hypothekenbanken, 1.60%
                                                                       due 2/15/2011                           683,484       0.6
                    ----------------------------------------------------------------------------------------------------------------
                                                                       Total Fixed Income Securities
                                                                       in Austria                            1,423,977       1.2
====================================================================================================================================
France              Foreign Government Obligations  euro 1,438,000     French OAT, 5.75% due 10/25/2032      1,948,904       1.6
                                                           950,000     French Treasury Notes, 3.50%
                                                                       due 1/12/2005                         1,169,451       1.0
                                                           259,000     Republic of France, 4.75%
                                                                       due 4/25/2035                           302,978       0.2
                    ----------------------------------------------------------------------------------------------------------------
                                                                       Total Fixed Income Securities
                                                                       in France                             3,421,333       2.8
====================================================================================================================================
Germany             Commercial Banks                                   Bayerische Landesbank:
                                                    (Y) 42,000,000        1% due 9/20/2010                     379,678       0.3
                                                        36,000,000        1.40% due 4/22/2013                  328,386       0.3
                                                                                                          --------------------------
                                                                                                               708,064       0.6
                    ----------------------------------------------------------------------------------------------------------------
                    Foreign Government Obligations  euro 1,400,000     Bundesobligation, 3.25%
                                                                       due 4/17/2009                         1,687,818       1.4
                    ----------------------------------------------------------------------------------------------------------------
                                                                       Total Fixed Income Securities
                                                                       in Germany                            2,395,882       2.0
====================================================================================================================================
Italy               Foreign Government Obligations  (Y)151,000,000     Republic of Italy, .65%
                                                                       due 3/20/2009                         1,366,613       1.1
                    ----------------------------------------------------------------------------------------------------------------
                                                                       Total Fixed Income Securities
                                                                       in Italy                              1,366,613       1.1
                    ================================================================================================================


22         MERRILL LYNCH GLOBAL BALANCED FUND         MAY 31, 2004

                                  Merrill Lynch Master Global Balanced Portfolio

Europe                                                        Face                                            Value       Percent of
(concluded)         Industry@                               Amount     Fixed Income Securities          (in U.S. dollars) Net Assets
====================================================================================================================================
Netherlands         Foreign Government Obligations                     Netherlands Government Bonds:
                                                    euro 2,330,000        4% due 7/15/2005                $  2,897,016       2.4%
                                                           469,000        3.75% due 7/15/2009                  576,399       0.4
                                                         2,583,000        3.75% due 7/15/2014                2,993,135       2.4
                    ----------------------------------------------------------------------------------------------------------------
                                                                       Total Fixed Income Securities
                                                                       in the Netherlands                    6,466,550       5.2
====================================================================================================================================
Spain               Foreign Government Obligations         311,000     Spanish Government Bonds, 4.20%
                                                                       due 7/30/2013                           377,268       0.3
                    ----------------------------------------------------------------------------------------------------------------
                                                                       Total Fixed Income Securities
                                                                       in Spain                                377,268       0.3
====================================================================================================================================
Sweden              Foreign Government Obligations                     Swedish Government Bonds:
                                                    SEK  4,350,000        6.50% due 5/05/2008                  641,946       0.5
                                                         9,580,000        5% due 1/28/2009                   1,342,697       1.1
                    ----------------------------------------------------------------------------------------------------------------
                                                                       Total Fixed Income Securities
                                                                       in Sweden                             1,984,643       1.6
====================================================================================================================================
United Kingdom      Beverages                       US$    140,000     Diageo Capital PLC, 3.50%
                                                                       due 11/19/2007                          138,592       0.1
                    ----------------------------------------------------------------------------------------------------------------
                    Commercial Banks                euro   130,000     Barclays Bank PLC, 4.50%
                                                                       due 3/04/2019 (a)                       154,692       0.1
                    ----------------------------------------------------------------------------------------------------------------
                    Foreign Government Obligations                     United Kingdom Treasury Gilt:
                                                    (pound)260,000        7.25% due 12/07/2007                 508,874       0.4
                                                            85,000        8% due 6/07/2021                     207,798       0.2
                                                                                                          --------------------------
                                                                                                               716,672       0.6
                    ----------------------------------------------------------------------------------------------------------------
                                                                       Total Fixed Income Securities
                                                                       in the United Kingdom                 1,009,956       0.8
                    ================================================================================================================
                                                                       Total Fixed Income Securities
                                                                       in Europe                            18,446,222      15.0

North America
====================================================================================================================================
United States       Capital Markets                 euro   130,000     The Goldman Sachs Group, Inc.,
                                                                       4.75% due 1/28/2014                     156,037       0.1
                                                           110,000     Lehman Brothers Holdings Inc.,
                                                                       4.75% due 1/16/2014                     131,809       0.1
                                                                                                          --------------------------
                                                                                                               287,846       0.2
                    ----------------------------------------------------------------------------------------------------------------
                    Consumer Finance                US$    170,000     Household Finance Corporation,
                                                                       6.40% due 6/17/2008                     183,123       0.2
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified Financial Services         120,000     American Honda Finance
                                                                       Corporation, 3.85%
                                                                       due 11/06/2008                          117,486       0.1
                    ----------------------------------------------------------------------------------------------------------------
                    Insurance                              170,000     AIG SunAmerica Global Financing
                                                                       VII, 5.85% due 8/01/2008                180,744       0.1
                    ----------------------------------------------------------------------------------------------------------------
                    Thrifts & Mortgage Finance      (Y)110,000,000     Federal National Mortgage
                                                                       Association, 2.125%
                                                                       due 10/09/2007                        1,051,114       0.9
                    ----------------------------------------------------------------------------------------------------------------
                    U.S. Government Obligations                        U.S. Treasury Bonds:
                                                    US$    698,000        8% due 11/15/2021                    910,672       0.8
                                                           156,000        6.25% due 5/15/2030                  173,690       0.1
                                                                       U.S. Treasury Notes:
                                                           994,000        4.625% due 5/15/2006               1,033,410       0.8
                                                           235,000        3.125% due 4/15/2009                 228,198       0.2
                                                           465,000        6.50% due 2/15/2010                  523,870       0.4
                                                           116,000        4.375% due 8/15/2012                 115,089       0.1
                                                           346,000        4.25% due 11/15/2013                 335,377       0.3
                                                                                                          --------------------------
                                                                                                             3,320,306       2.7
                    ----------------------------------------------------------------------------------------------------------------
                                                                       Total Fixed Income Securities
                                                                       in North America                      5,140,619       4.2
                    ================================================================================================================


           MERRILL LYNCH GLOBAL BALANCED FUND         MAY 31, 2004            23

[LOGO] Merrill Lynch Investment Managers

                                  Merrill Lynch Master Global Balanced Portfolio

                                                              Face                                            Value       Percent of
Pacific Basin/Asia  Industry@                               Amount     Fixed Income Securities          (in U.S. dollars) Net Assets
====================================================================================================================================
Japan               Commercial Banks                (Y)132,000,000     Inter-American Development Bank,
                                                                       1.90% due 7/08/2009                $  1,256,682       1.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Foreign Government Obligations                     Development Bank of Japan:
                                                        63,000,000        1.40% due 6/20/2012                  574,373       0.4
                                                        55,000,000        1.70% due 9/20/2022                  466,532       0.4
                                                                       Japan Finance Corporation for
                                                                       Municipal Enterprises:
                                                        63,000,000        1.55% due 2/21/2012                  579,771       0.5
                                                        43,000,000        1.35% due 11/26/2013                 384,336       0.3
                                                                                                          --------------------------
                                                                                                             2,005,012       1.6
                    ----------------------------------------------------------------------------------------------------------------
                                                                       Total Fixed Income Securities
                                                                       in the Pacific Basin/Asia             3,261,694       2.6
                    ================================================================================================================
                                                                       Total Investments in Fixed
                                                                       Income Securities
                                                                       (Cost--$25,934,454)                  26,848,535      21.8

                                              Beneficial Interest/
                                                       Face Amount     Short-Term Securities
====================================================================================================================================
                                                    US$  7,418,793     Merrill Lynch Liquidity Series,
                                                                       LLC Cash Sweep Series I (b)           7,418,793       6.0
                                                    US$  2,000,000     U.S. Treasury Bills, .925%
                                                                       due 8/12/2004*                        1,996,080       1.6
                    ----------------------------------------------------------------------------------------------------------------
                                                                       Total Investments in Short-Term
                                                                       Securities (Cost--$9,414,939)         9,414,873       7.6
====================================================================================================================================
                    Total Investments (Cost--$105,322,762)                                                 119,627,709      97.1

                    Other Assets Less Liabilities                                                            3,523,230       2.9
                                                                                                          --------------------------
                    Net Assets                                                                            $123,150,939     100.0%
                                                                                                          ==========================

* Certain U.S. Government Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
+     Non-income producing security.
@ For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
(a)   Floating rate note.
(b) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      -------------------------------------------------------------------------------------------
                                                                      Net                Interest
      Affiliate                                                     Activity              Income
      -------------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I      $1,424,721             $31,956
      -------------------------------------------------------------------------------------------

      Financial futures contracts sold as of May 31, 2004 were as follows:

      -------------------------------------------------------------------------------------------
      Number of                           Expiration               Face               Unrealized
      Contracts           Issue              Date                  Value             Depreciation
      -------------------------------------------------------------------------------------------
         12           S&P 500 Index        June 2004             $3,344,250              $(16,650)
      -------------------------------------------------------------------------------------------


24         MERRILL LYNCH GLOBAL BALANCED FUND         MAY 31, 2004

Schedule of Investments (concluded)
                                  Merrill Lynch Master Global Balanced Portfolio

Forward foreign exchange contracts as of May 31, 2004 were as follows:

      -------------------------------------------------------------------------------------------
      Foreign                                            Settlement                    Unrealized
      Currency Purchased                                    Date      Appreciation (Depreciation)
      -------------------------------------------------------------------------------------------
      AU$         840,000                                 June 2004                      $(16,460)
      C$        1,665,000                                 June 2004                        15,048
      euro      4,897,000                                 June 2004                        88,008
      SEK       8,720,000                                 June 2004                        32,272
      (Y)     380,492,000                                 June 2004                       (61,886)
      -------------------------------------------------------------------------------------------
      Total (US$ Commitment--$12,352,077)                                                $ 56,982
      -------------------------------------------------------------------------------------------

      Foreign                                            Settlement                    Unrealized
      Currency Sold                                         Date      Appreciation (Depreciation)
      -------------------------------------------------------------------------------------------
      AU$         840,000                                 June 2004                      $ 37,460
      C$        1,665,000                                 June 2004                        35,990
      euro     16,514,193                                 June 2004                       128,434
      (pound)     390,000                                 June 2004                        (1,668)
      SEK      23,100,000                                 June 2004                        14,906
      (Y)   1,233,928,000                                 June 2004                       (84,847)
      -------------------------------------------------------------------------------------------
      Total (US$ Commitment--$37,087,511)                                                $130,275
      -------------------------------------------------------------------------------------------
      Total Unrealized Appreciation on Forward Foreign Exchange Contracts--Net           $187,257
                                                                                         ========

      See Notes to Financial Statements.


           MERRILL LYNCH GLOBAL BALANCED FUND         MAY 31, 2004            25

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities
                                  Merrill Lynch Master Global Balanced Portfolio

As of May 31, 2004
=======================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$97,903,969) ................................                   $ 112,208,916
                       Investments in affiliated securities, at value
                        (identified cost--$7,418,793) .................................                       7,418,793
                       Unrealized appreciation on forward foreign exchange contracts ..                         352,118
                       Cash on deposit for financial futures contracts ................                         192,000
                       Foreign cash (cost--$920,547) ..................................                         923,242
                       Receivables:
                          Securities sold .............................................    $ 2,842,054
                          Dividends ...................................................        583,907
                          Interest (including $217 from affiliates) ...................        363,782
                          Forward foreign exchange contracts ..........................         69,259
                          Variation margin ............................................          7,200        3,866,202
                                                                                           -----------
                       Prepaid expenses and other assets ..............................                             798
                                                                                                          -------------
                       Total assets ...................................................                     124,962,069
                                                                                                          -------------
=======================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------
                       Unrealized depreciation on forward foreign exchange contracts ..                         164,861
                       Payables:
                          Securities purchased ........................................        984,814
                          Withdrawals .................................................        537,579
                          Investment adviser ..........................................         56,954
                          Forward foreign exchange contracts ..........................         15,295
                          Other affiliates ............................................          1,177        1,595,819
                                                                                           -----------
                       Accrued expenses and other liabilities .........................                          50,450
                                                                                                          -------------
                       Total liabilities ..............................................                       1,811,130
                                                                                                          -------------
=======================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------
                       Net Assets .....................................................                   $ 123,150,939
                                                                                                          =============
=======================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------
                       Investors' capital .............................................                   $ 108,599,765
                       Unrealized appreciation on investments and foreign currency
                        transactions--net .............................................                      14,551,174
                                                                                                          -------------
                       Net assets .....................................................                   $ 123,150,939
                                                                                                          =============

      See Notes to Financial Statements.


26         MERRILL LYNCH GLOBAL BALANCED FUND         MAY 31, 2004

Statement of Operations           Merrill Lynch Master Global Balanced Portfolio

For the Six Months Ended May 31, 2004
=======================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $81,653 foreign withholding tax) .............                   $     991,291
                       Interest (including $31,956 from affiliates) ...................                         506,649
                                                                                                          -------------
                       Total income ...................................................                       1,497,940
                                                                                                          -------------
=======================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees .......................................    $   405,732
                       Custodian fees .................................................         58,911
                       Accounting services ............................................         54,675
                       Professional fees ..............................................         32,105
                       Printing and shareholder reports ...............................         12,397
                       Trustees' fees and expenses ....................................          8,879
                       Pricing fees ...................................................          2,695
                       Other ..........................................................          3,665
                                                                                           -----------
                       Total expenses .................................................                         579,059
                                                                                                          -------------
                       Investment income--net .........................................                         918,881
                                                                                                          -------------
=======================================================================================================================
Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net
-----------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) from:
                          Investments--net ............................................      6,364,103
                          Foreign currency transactions--net ..........................     (1,353,104)       5,010,999
                                                                                           -----------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net ............................................     (1,593,413)
                          Foreign currency transactions--net ..........................      2,568,147          974,734
                                                                                           ----------------------------
                       Total realized and unrealized gain on investments and foreign
                        currency transactions--net ....................................                       5,985,733
                                                                                                          -------------
                       Net Increase in Net Assets Resulting from Operations ...........                   $   6,904,614
                                                                                                          =============

      See Notes to Financial Statements.


           MERRILL LYNCH GLOBAL BALANCED FUND         MAY 31, 2004            27

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets
                                  Merrill Lynch Master Global Balanced Portfolio

                                                                                            For the Six      For the
                                                                                           Months Ended    Year Ended
                                                                                              May 31,      November 30,
Increase (Decrease) in Net Assets:                                                             2004           2003
=======================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------
                       Investment income--net .........................................    $   918,881    $   2,405,162
                       Realized gain on investments and foreign currency
                         transactions--net ............................................      5,010,999          935,117
                       Change in unrealized appreciation/depreciation on investments
                        and foreign currency transactions--net ........................        974,734       12,195,867
                                                                                           ----------------------------
                       Net increase in net assets resulting from operations ...........      6,904,614       15,536,146
                                                                                           ----------------------------
=======================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------
                       Proceeds from contributions ....................................        637,907        3,565,572
                       Fair value of withdrawals ......................................    (27,205,185)     (51,751,450)
                                                                                           ----------------------------
                       Net decrease in net assets derived from net capital transactions    (26,567,278)     (48,185,878)
                                                                                           ----------------------------
=======================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------
                       Total decrease in net assets ...................................    (19,662,664)     (32,649,732)
                       Beginning of period ............................................    142,813,603      175,463,335
                                                                                           ----------------------------
                       End of period ..................................................    $123,150,939   $ 142,813,603
                                                                                           ============================

      See Notes to Financial Statements


28         MERRILL LYNCH GLOBAL BALANCED FUND         MAY 31, 2004

Financial Highlights              Merrill Lynch Master Global Balanced Portfolio

                                                         For the Six                         For the Year Ended
                                                        Months Ended                             November 30,
The following ratios have been derived                     May 31,        ----------------------------------------------------------
from information provided in the financial statements.      2004            2003            2002              2001            2000
====================================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------------
                       Total investment return .             4.87%+          10.95%          (5.91%)             --              --
                                                         ==========================================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                       Expenses ................              .85%*            .80%            .78%             .70%            .70%
                                                         ==========================================================================
                       Investment income--net ..             1.36%*           1.54%           1.72%            2.09%           1.75%
                                                         ==========================================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period
                        (in thousands) .........         $123,151         $142,814        $175,463         $268,413        $391,207
                                                         ==========================================================================
                       Portfolio turnover ......            70.04%          158.02%         128.22%          116.69%         117.12%
                                                         ==========================================================================

*     Annualized.
** Total return is required to be disclosed for fiscal years beginning after December 15, 2000.
+     Aggregate total investment return.

      See Notes to Financial Statements.


           MERRILL LYNCH GLOBAL BALANCED FUND         MAY 31, 2004            29

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements     Merrill Lynch Master Global Balanced Portfolio

1. Significant Accounting Policies:

Merrill Lynch Master Global Balanced Portfolio (the "Portfolio") (formerly Mercury Master Global Balanced Portfolio) is a series of Mercury Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities of a specific future date and a specific price or yield. Upon entering into a contract, the


30         MERRILL LYNCH GLOBAL BALANCED FUND         MAY 31, 2004

                                  Merrill Lynch Master Global Balanced Portfolio

      Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- The Portfolio is considered as a "pass through" entity for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Portfolio amortizes all premiums and discounts on debt securities.

(f) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest


           MERRILL LYNCH GLOBAL BALANCED FUND         MAY 31, 2004            31

[LOGO] Merrill Lynch Investment Managers

                                  Merrill Lynch Master Global Balanced Portfolio

such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers International Limited ("MLIMIL"), an affiliate of Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLIMIL is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .60% of the average daily value of the Portfolio's net assets. The Trust has entered into a Sub-Advisory Agreement with FAM with respect to the Portfolio, pursuant to which FAM provides investment advisory services with respect to the Portfolio's daily cash assets. MLIMIL has agreed to pay FAM a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that MLIMIL actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIMIL, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIMIL or its affiliates.

In addition, MLPF&S received $2,132 in commissions on the execution of portfolio security transactions for the Portfolio for the six months ended May 31, 2004.

For the six months ended May 31, 2004, the Fund reimbursed FAM $1,654 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of MLIMIL, FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 2004 were $88,488,705 and $120,908,648, respectively.

Net realized gains/losses for the six months ended May 31, 2004 and net unrealized appreciation/depreciation as of May 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                                                    Unrealized
                                                 Realized          Appreciation/
                                               Gains/Losses        Depreciation
--------------------------------------------------------------------------------
Investments:
   Long-term ...........................       $  6,782,192        $ 14,305,013
   Short-term ..........................                (11)                (66)
   Financial futures contracts .........           (418,078)            (16,650)
                                               --------------------------------
Total investments ......................          6,364,103          14,288,297
                                               --------------------------------
Currency transactions:
   Foreign currency transaction ........          1,030,943              75,620
   Forward foreign
   exchange contracts ..................         (2,384,047)            187,257
                                               --------------------------------
Total currency transactions ............         (1,353,104)            262,877
                                               --------------------------------
Total ..................................       $  5,010,999        $ 14,551,174
                                               ================================


32         MERRILL LYNCH GLOBAL BALANCED FUND         MAY 31, 2004

Notes to Financial Statements (concluded)
                                  Merrill Lynch Master Global Balanced Portfolio

As of May 31, 2004, net unrealized appreciation for Federal income tax purposes aggregated $11,462,963, of which $13,807,444 related to appreciated securities and $2,344,481 related to depreciated securities. At May 31, 2004, the aggregate cost of investments for Federal income tax purposes was $108,164,746.

4. Commitments:

At May 31, 2004, the Portfolio had entered into foreign exchange contracts, in addition to the contracts listed in the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $607,000 and $860,000, respectively.

5. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by MLIMIL and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Portfolio did not borrow under the credit agreement during the six months ended May 31, 2004.

6. Plan of Reorganization:

On November 11, 2003, the Trust's Board of Trustees unanimously approved a plan of reorganization, subject to certain conditions, whereby Merrill Lynch Global Balanced Fund (the "Fund") will acquire substantially all of the assets and assume substantially all of the liabilities of the Portfolio in exchange for all of the Fund's beneficial interests in the Portfolio.


           MERRILL LYNCH GLOBAL BALANCED FUND         MAY 31, 2004            33

[LOGO] Merrill Lynch Investment Managers

Officers and Directors/Trustees

Terry K. Glenn, President and Director/Trustee
David O. Beim, Director/Trustee
James T. Flynn, Director/Trustee
W. Carl Kester, Director/Trustee
Karen P. Robards, Director/Trustee
Robert C. Doll, Jr., Senior Vice President
Richard R. Turnill, Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


34         MERRILL LYNCH GLOBAL BALANCED FUND         MAY 31, 2004

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


           MERRILL LYNCH GLOBAL BALANCED FUND         MAY 31, 2004            35

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Global Balanced Fund
Of Mercury Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #MLBAL -- 5/04

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch Global Balanced Fund of Mercury Funds, Inc. and Merrill Lynch Master Global Balanced Portfolio of Mercury Master Trust

        By: /s/ Terry K. Glenn
            ------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Global Balanced Fund of Mercury Funds, Inc. and Merrill Lynch Master Global Balanced Portfolio of Mercury Master Trust

        Date: July 19, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Global Balanced Fund of Mercury Funds, Inc. and Merrill Lynch Master Global Balanced Portfolio of Mercury Master Trust

        Date: July 19, 2004


        By: /s/ Donald C. Burke
            ------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch Global Balanced Fund of Mercury Funds, Inc. and Merrill Lynch Master Global Balanced Portfolio of Mercury Master Trust

        Date: July 19, 2004